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                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


As independent public accountants of Frigoscandia Holding AB, we consent to the incorporation by reference in this registration statement on Form S-3, of our report dated March 1, 2001, included in ProLogis Trust's Form 10-KA for the year ended December 31, 2000 and to all references to our Firm included in this registration statement.


                                                        KPMG


Stockholm, Sweden
April 3, 2002